UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 3, 2016

CARBON NATURAL GAS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-02040	26-0818050
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Broadway, Suite 2020, Denver, Colorado	80290
(Address of principal executive offices)	(Zip Code)

(720) 407-7043

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: On October 5, 2016, Carbon Natural Gas Company (the “Company” or “Carbon”) filed a Current Report (the “Original Report”) on Form 8-K to report the completion of an acquisition (the “Acquisition”) of producing natural gas wells and natural gas gathering facilities located in Carbon’s Appalachian Basin operating area. The Acquisition was pursuant to a Purchase and Sale Agreement, which closed on October 3, 2016 with an effective date of October 1, 2016 (the “Purchase Agreement”), by and among EXCO Production Company (WV), LLC, BG Production Company (WV), LLC and EXCO Resources (PA) LLC (collectively, the “Sellers”) and Nytis Exploration Company LLC, an indirect subsidiary of Carbon, as the buyer. The purchase price of the acquired assets pursuant to the Purchase Agreement was $9.0 million, subject to normal and customary closing and post-closing adjustments. At the closing, the Company paid the Sellers cash of approximately $8.1 million which was comprised of the purchase price net of liabilities assumed by the Company on behalf of the Sellers and other normal adjustments. Carbon reported in the Original Report that it would file financial statements and pro forma financial information required by Item 9.01(a) and Item 9.01(b) by an amendment to the Original Report.

This report amends the October 5, 2016 Form 8-K to provide such financial statements.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

Attached hereto as Exhibit 99.1 are the following:

●	Independent Auditors’ Report from EKS&H LLLP

●	Audited Statements of Revenues and Direct Operating Expenses for the years ended December 31, 2015 and 2014

●	Unaudited Statements of Revenues and Direct Operating Expenses for the six months ended June 30, 2016 and 2015

●	Notes to the Statements of Revenues and Direct Operating Expenses for the years ended December 31, 2015 and 2014 and the six months ended June 30, 2016 and 2015

●	Unaudited Supplemental Oil and Gas Reserve Information as of December 31, 2015 and 2014

(b)	Pro forma financial information

Attached hereto as Exhibit 99.2 are the Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2016, and Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2015 and for the six months ended June 30, 2016 and the related notes showing the pro forma effects of the Company’s acquisition.

(d)	Exhibits:

Exhibit No.	Description

99.1*	Historical financial information

99.2*	Pro forma financial information

* Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBON NATURAL GAS COMPANY

By:	/s/ Kevin D. Struzeski
Kevin D. Struzeski
Chief Financial Officer

Date:	December 19, 2016

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